UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 17, 2003



                              BANDAG, INCORPORATED
                              --------------------
             (Exact name of registrant as specified in its charter)



              Iowa                        1-7007              42-0802143
--------------------------------------------------------------------------------
(State or other jurisdiction of      (Commission File       (IRS Employer
         incorporation)                   Number)        Identification No.)


            2905 North Highway 61, Muscatine, Iowa        52761-5886
        ------------------------------------------------------------------
           (Address or principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (563) 262-1400

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
-------   -------------------------------------------------------------------

          (a). Not applicable.

          (b). Not applicable.

          (c). See Exhibit Index on page 3.


Item 9.   Regulation FD Disclosure.
-------   -------------------------
(Information provided under Item 12 - Results of Operations and Financial Condition).

On July 17, 2003, Bandag, Incorporated issued a press release reporting financial results for the quarterly period ended June 30, 2003. A copy of the press release is being furnished as Exhibit 99 to this Current Report on Form 8-K.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                  BANDAG, INCORPORATED
                                  (Registrant)



Date:      July 18, 2003          By: /s/ Warren W. Heidbreder
                                      ------------------------------------------
                                      Warren W. Heidbreder
                                      Vice President, Chief Financial Officer



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

                                  Exhibit Index
                                  -------------
Exhibit
Number                     Exhibit
-----                      -------
99                         Press Release dated July 17, 2003.



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